SECURITIES AND EXCHANGE COMMISSION

                    WASHINGTON, D. C.  20549





                            Form 8-K

                         CURRENT REPORT

             Pursuant to Section 13 or 15(d) of the
                 SECURITIES EXCHANGE ACT OF 1934





        Date of Report (Date of earliest event reported):
                          June 7, 1996


                McCORMICK & COMPANY, INCORPORATED
     (Exact name of registrant as specified in its charter)


   Maryland                   0-748               2-0408290
(State or other            (Commission           (IRS Employer
 jurisdiction)            File Number)        Identification No.)

18 Loveton Circle
Sparks, Maryland              21152
(Address of principal      (zip code)
 executive offices)

Registrant's telephone number, including area code:  (410) 771-7301




















Item 5.  Other Events.

     On June 7, 1996, the Registrant issued a press release which is filed as Exhibit 99 hereto and incorporated herein by reference.


Item 7.  Financial Statement and Exhibits.

     (c)  Exhibits

          99. Copy of the Registrant's press release referred to in Item 5.



                            SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                               McCORMICK & COMPANY, INCORPORATED



                                /s/Carroll D. Nordhoff
                                Carroll D. Nordhoff
                                Executive Vice President


DATE:     June 12, 1996